[GRAPHIC OMITTED]	The American Heritage Fund, Inc.
Semi-Annual Report November 30, 2002

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares or The American Heritage Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.

January 2003

To our Valued Shareholders

The downward pressure of the stock market, which started shortly after the new Millennium, has yet to come to an end. For many investors this has been the most devastating bear market since the Great Depression of 1929, which lasted until 1932. Twice, the markets attempted a turnaround – in late July and early October of last year – but in both instances the recovery did not last. After a very brisk start in early January, the markets dropped back into negative territory towards end of the first month of the year. A possible war in the Middle East overshadows any rationale. In relation to interest rates, which are at the lowest level in over 40 years, the stock market is undervalued by at least 25%. Therefore, our outlook for this year remains very constructive. We believe that even the 10,000- level for the Dow Jones Industrial Index can be surpassed towards the year-end, unless the Middle East crisis lingers on.

The American Heritage Fund’s performance for 2002 was among the top 10 % of the growth sector, which consists of almost 4,000 mutual funds. According to Bloomberg L.P., as of January 30, 2003, The American Heritage Fund’s performance ranks first of the more than 15,000 U.S. mutual funds.

We remain focused on very few stocks. Senetek, a biopharmaceutical company, continues to be our largest holding. That company expects to at least double its profits this year, which, we believe, would justify a substantial appreciation of its share price. Volatility will certainly continue to be a characteristic of Wall Street.

Although the expense ratio of the Fund remains high, we have been able to reduce our costs even further. Any increase in our asset base will reduce the expense ratio.

Shareholders who would like to have a detailed analysis of the stock market, world economy and political trends can call 212 397-3900 to request a free copy of my monthly newsletter, which has been published since 1979. We are happy to answer any questions you may have.

I appreciate your loyalty under these very trying circumstances.

Yours truly,

/s/Heiko Thieme

The American Heritage Fund, Inc.

Statement of Assets & Liabilities

November 30, 2002 (Unaudited)

ASSETS

Investments in securities, at market value (Cost $10,053,270) (Note 3)	$864,762
Dividends and interest receivable	1

TOTAL ASSETS	864,763

LIABILITIES

Accrued expenses	46,745
Payable for Custodian Bank	6,395

TOTAL LIABILITIES	53,140

NET ASSETS

Net Assets (equivalent to $0.08 per share based on 9,792,661 shares of capital stock outstanding) (Note 4)	$ 811,623

Composition of net assets:
Paid in capital	$59,234,660
Accumulated net investment loss	(4,388,359)
Accumulated net realized loss on investments	(44,846,170)
Net unrealized depreciation on investments	(9,188,508)

NET ASSETS,
November 30, 2002	$ 811,623

*Non-income producing security.

^Foreign security.

+Illiquid security.

The accompanying notes are an integral part of these financial statements.

The American Heritage Fund, Inc.

Schedule of Investments in Securities

November 30, 2002 (Unaudited)

Number of Shares	Value

        COMMON STOCKS & WARRANTS – 98.61%

BIOTECHNOLOGY – 95.76%

Direct Therapeutics, Inc.*+	160,000	48,000
Senetek PLC Sponsored ADR *^	1,154,480	773,502
		821,502

CONSUMER PRODUCTS – 1.43%

Group Sense International Ltd. *	440,000	10,431
Inter Parfums Inc.	300	2,307
		12,738

MEDICAL TECHNOLOGY – 1.42%

A D M Tronics Unlimited, Inc.*	2,000,000	30,000

RETAILERS – 0.05%

Massimo da Milano, Inc^	149,322	522

TOTAL SECURITIES

(Cost $10,053,270)	$864,762

The accompanying notes are and integral part of these financial statements.

The American Heritage Fund, Inc.

Statement of Operations

For the six months ended November 30, 2002

(Unaudited)

INVESTMENT INCOME:

Interest	$ 833
TOTAL INVESTMENT INCOME	833

EXPENSES:

Investment advisory fees (Note 2)	5,132
Transfer agent fees and fund accounting	19,142
Legal fees	12,465
Postage and printing	4,360
Audit fees	6,483
Registration fees and expenses	5,984
Director’s fees	4,987
Custodian fees	3,241
Insurance	1,535
Taxes	1,000
Miscellaneous	799
TOTAL EXPENSES	65,128
Less: Waiver of unpaid investment advisory fee	(5,132)
NET EXPENSES	59,996
Net investment loss	(59,163)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from Investment transactions	(246,617)
Net change in unrealized appreciation on investments	59,922
Net realized and unrealized loss on investments	(186,695)
Net decrease in net assets resulting from operations	$(245,858)

The American Heritage Fund, Inc.

Statement of Changes in Net Assets

(Unaudited)

Six Months ending November 30 2002	Year ending May 31 2002

NET DECREASE IN NET

ASSETS FROM OPERATIONS:

Net investment loss	$(59,163)	$(146,724)
Net realized gain (loss) from investment transactions	(246,617)	(1,074,627)
Net change in unrealized depreciation on investments	59,922	447,414
Net decrease in net assets resulting from operations	(245,858)	(773,937)
Distributions to shareholders:
Net investment income	0	0
Net realized gains on investments	0	0
Capital share transactions (Note 7)	(31,004)	(111,009)
Net decrease in net assets	(276,862)	(884,946)

NET ASSETS:
Beginning of year	1,088,485	1,973,431
End of year	$811,623	$1,088,485

The accompanying notes are an integral part of these financial statements.

The American Heritage Fund, Inc.

Notes to Financial Statements

November 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization

The American Heritage Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles. Significant accounting principles of the Fund are as follows:

Security valuations

The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on the exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors or a committee composed of members of the Board of Directors, in good faith determines.

Federal income taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Option writing

When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other

The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND CERTAIN OTHER TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's first $100 million average net asset value and 1% of such value on any additional net assets, computed daily and payable monthly. During the six months ended November 30, 2002, investment advisory fees aggregated $5,132. AHMC agreed to waive these fees.

Heiko H. Thieme is the Fund's Chairman of the Board of Directors, Chief Executive Officer and Secretary. Heiko H. Thieme is also the Chairman of the Board of Directors, Chief Executive Officer and Secretary of AHMC, of which he owns 100% of the outstanding shares.

NOTE 3. INVESTMENTS

For the year ended November 30, 2002, purchases and sales of investment securities other than short-term investments aggregated $0 and $36,901, respectively. As of November 30, 2002, the gross unrealized appreciation for all securities totaled $33,121 and the gross unrealized depreciation for all securities totaled $9,221,629, or a net unrealized depreciation of $9,188,508. The aggregate cost of securities for federal income tax purposes at November 30, 2002, was $10,053,270.

NOTE 4. RESTRICTED SECURITIES AND OTHER ILLIQUID SECURITIES

Investments in restricted securities and investments, where market quotations are not available, are valued at fair value as determined in good faith by the Board of Directors, or a committee composed of members of the Board of Directors of the Fund.

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

Certain securities held by the Fund, which were restricted at the time of their acquisition, have been deemed to no longer be restricted for financial statement presentation purposes in reliance upon the provisions of Rule 144 under the Securities Act of 1933.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

NOTE 5. CARRY OVERS

At May 31, 2002, the Fund had net capital loss carryforwards of approximately $21,767,997, expiring in 2003 through 2007 and net operating loss carryforwards of approximately $4,200,000, expiring in 2003 through 2017.

NOTE 6. REDEMPTIONS

The Fund reserves the right to make payments for shares redeemed in cash or in kind.

NOTE 7. CAPITAL SHARE TRANSACTIONS

As of November 30, 2002, the total paid in capital was $59,234,660.

Transactions in capital stock were as follows:

	For the six months ended November 30, 2002		For the year ended May 31, 2002
	Shares	Amount	Shares	Amount
Shares sold	0	0	328,112	40,256
Shares issued on reinvestment of dividends	0	0	0	0
Shares redeemed	(378,269)	(31,004)	(1,254,397)	(151,265)
Net Decrease	(378,269)	(31,004)	(926,285)	(111,009)

NOTE 8. LIQUID SECURITIES AND CERTAIN OTHER RELATED PARTY TRANSACTIONS

Based solely on the reported trading volume, the Fund's investments in the securities of Senetek PLC (Senetek) and ADM Tronics Unlimited, Inc  (ADM), which represented 89% and 3% of the Fund's net assets on November 30, 2002, respectively, would not be considered to be liquid.  The Fund, however, has determined that the investments are liquid primarily based on reported trading volume and an offer from The Global Opportunity Fund Limited (Global) to purchase up to 1,000,000 shares of the Fund's 1,154,480 shares of Senetek and up to 1,500,000 of the Fund's 2,000,000 shares of ADM at the market price at the time of the purchase. Global is a foreign company.

Heiko H. Thieme is the chief executive officer of both Global and the Fund and makes the investment decisions for both of them. Global's offer will remain open until written notification of the withdrawal of the offer is received from Global or the offer is accepted by the Fund. Global has agreed that any litigation with respect to the offer be brought in the courts of New York County in the State of New York or the US District Court for the Southern District of New York and agreed to waive any jurisdictional defense or any defense to the effect the offer and acceptance of it is not enforceable in accordance with its terms. There were no transactions during the six months ending November 30, 2003 between the Fund and Global.

	Six months ending 11/30/2002	Year Ending 5/31/2002	Year Ending 5/31/2001	Year Ending 5/31/2000	Year Ending 5/31/1999
Net asset value, beginning of period	$0.11	$0.18	$0.27	$0.28	$0.93
Income (loss) from investment operations:
Net investment loss	(0.01)	(0.01)	(0.07)	(0.04)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	(0.02)	(0.06)	(0.02)	0.03	(0.61)
Total from investment operations	(0.03)	(0.07)	(0.09)	(0.01)	(0.65)
Less distributions:
Dividends (from net investment income)	0.00	0.00	0.00	0.00	0.00
Distributions (from capital gains)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$0.08	$0.11	$0.18	$0.27	$0.28
Total return	(27.27)%	(38.89)%	(33.33)%	(3.57)%	(69.89)%
Net assets, end of period	$811,623	$1,088,485	$1,973,431	$3,473,766	$4,348,413
Ratio of expenses to average net assets	7.88%	12.61%	11.53%	8.37%	8.88%
Ratio of net investment loss to average net assets	(7.78)%	(11.97)%	(10.96)%	(7.90)%	(8.67)%
Portfolio turnover rate	0.00%	9.36%	1.00%	13.00%	1,528.00%